NEWS RELEASE FOR IMMEDIATE DISTRIBUTION

Partners Trust Financial Group Stockholders Vote to Approve Agreement

With M&T Bank Corporation

Utica, N.Y., November 21, 2007-Partners Trust Financial Group, Inc. (NASDAQ: PRTR) today announced that at a special meeting its stockholders had overwhelmingly voted to approve the previously announced Agreement and Plan of Merger pursuant to which M&T Bank Corporation (NYSE: MTB) will acquire Partners Trust Financial Group and its wholly owned subsidiary, Partners Trust Bank.

The merger is expected to close promptly after the receipt of all required regulatory approvals.

Partners Trust Financial Group, Inc., headquartered in Utica, New York, is the holding company for Partners Trust Bank, which was founded in 1839. Partners Trust Bank offers a wide variety of business and retail banking products as well as a full range of investment and municipal banking services through its 33 Central and Southern New York locations in Oneida, Onondaga, Herkimer, Broome, Tioga and Chenango counties. Customers' banking needs are serviced 24 hours a day through a network of ATMs, automated telephone banking, and through the convenience of internet banking at its website, www.partnerstrust.com. M&T Bank Corporation, headquartered in Buffalo, New York, is a bank holding company whose banking subsidiaries, M&T Bank and M&T Bank, National Association, operate branch offices in New York, Pennsylvania, Maryland, Virginia, West Virginia, Delaware, New Jersey and the District of Columbia. M&T Bank operates 600 branches and 1,600 ATMs, with more than 250 branches and nearly 500 ATMs located in New York State.

Contact: Partners Trust Financial Group, Inc.

John Zawadzki, President & CEO 315-738-4778

Steven A. Covert, Senior Executive VP & COO 315-738-4993

Amie Estrella, Senior VP, CFO and Corporate Secretary 315-731-5487

Forward-Looking Statements:

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the future filings of M&T with the Securities and Exchange Commission ("SEC"), in press releases and in oral and written statements made by or with the approval of M&T that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger between M&T and Partners Trust, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of M&T or Partners Trust or their managements or Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted," "continue," "remain," "will," "should," "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses of M&T and Partners Trust will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on M&T and Partners Trust and their customers and M&T's and Partners Trust's assessment of that impact; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) M&T's common shares outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or M&T and Partners Trust and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) M&T's ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support M&T's future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with M&T's expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause M&T's results to differ materially from those described in the forward-looking statements can be found in M&T's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to M&T or Partners Trust or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. M&T and Partners Trust undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the proposed merger, M&T has filed with the SEC a Registration Statement on Form S-4 (File No. 333-146132) that includes a Proxy Statement of Partners Trust and a Prospectus of M&T, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about M&T and Partners Trust at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at http://www.mandtbank.com under the tab "About Us" and then under the heading "Investor Relations" and then under "SEC Filings." Copies of the Proxy Statement/Prospectus and the SEC filings that are and will be incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.